Annual Total Returns- DWS Government and Agency Securities Portfolio (Service Shares) [BarChart] - Service Shares - DWS Government and Agency Securities Portfolio - Service Shares	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.05%	0.90%	1.27%	0.13%